Summary of Material Accounting Policies (Tables)	6 Months Ended
Dec. 31, 2025
Summary Of Material Accounting Policies
Schedule of Financial Assets and Financial Liabilities

Debt and equity instruments that are held for collection of contractual cash flows where those cash flows represent SPPI are measured at amortized cost. Interest income from these financial assets is included in interest income using the effective interest rate method. The Company’s classification of financial assets and liabilities is summarized below:

Cash	FVTPL
Short-term loan receivable	Amortized cost
Short-term investments	FVTPL
Long-term loan receivable	Amortized cost
Long-term investment	FVTPL
Due to/from related parties	Amortized cost
Accounts payable and accrued liabilities	Amortized cost
Lease liabilities	Amortized cost
Deferred liabilities	Amortized cost
Loan payable	Amortized cost
Derivative liabilities	FVTPL
Other liabilities	FVTPL